UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 13, 2006

iPhone2, Inc.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-32471	27-0041902
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

320 Plaza Real, Suite 507		33432
(Address of Principal Executive Offices)		(Zip Code)

561 636-4040
(Registrant's Telephone Number, Including Area Code)

Thermotek International, Inc.
3002A Winegard Drive
Burlington, Iowa 52601
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

By letter dated June 13, 2006, and received June 26, 2006 Sherb & Co., LLP (“Sherb”) terminated its client-auditor relationship. No auditing services were provided prior to receipt of their resignation. There were no disagreements with Sherb on any matters of   accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which caused Sherb to tender their resignation.

A copy of Sherb’s resignation letter is attached hereto as exhibit 16.1

A copy of Sherb’s letter to the Securities and Exchange Commission, dated June 30, 2006 confirming its agreement with the foregoing statements is attached to this report as Exhibit 16.2.

Exhibits

16.1  Letter of Resignation from Sherb & Co., LLP

16.2  Letter from Sherb & Co., LLP confirming their agreement with the statements contained in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPhone2, Inc.

Date: June 30, 2006	By: /s/ Charles Greenberg
Charles Greenberg
President and Chief Executive Officer